METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2011

MFS® Value Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2011, and the financial statements of the Portfolio for the year ended December 31, 2010, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

Capital appreciation.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2010, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.71%		0.71%		0.71%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.73%		0.98%		0.88%
Fee Waiver(1)	(0.11%	)	(0.11%	)	(0.11%	)

Net Operating Expenses(1)	0.62%		0.87%		0.77%

(1)	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012, only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$63	$89	$79
3 Years	$222	$301	$270
5 Years	$395	$531	$477
10 Years	$896	$1,191	$1,074

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company (“MFS”), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio’s assets in equity securities of large capitalization U.S. companies. Equity securities include common stocks, preferred stocks, securities convertible into common or preferred stocks and depositary receipts for equity securities. MFS focuses on investing the Portfolio’s assets in the stocks of companies that it believes are undervalued compared to their perceived worth (“value” companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Portfolio may invest up to 20% of its assets in foreign securities and may have exposure to foreign currencies through its investments in these securities.

Stock Selection

MFS uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and on their potential in light of the issuers’ current financial condition, and on market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk.    Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth below reflects the management of MFS for the MIST MFS Value Predecessor, for the TST MFS Value Predecessor and for the Portfolio.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below

MFS® Value Portfolio

compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	2nd – 2009	15.79%
Lowest Quarter	4th – 2008	-18.68%

Average Annual Total Return as of December 31, 2010

	1 Year	5 Years	10 Years
Class A	11.42%	3.48%	4.82%
Class B*	11.18%	3.23%	4.57%
Class E*	11.25%	3.33%	4.67%
Russell 1000 Value Index (reflects no deduction for mutual fund fees or expenses)	15.51%	1.28%	3.26%

*	Prior to April 28, 2008 there were no Class B or Class E shares outstanding for the MIST MFS Value Predecessor or the TST MFS Value Predecessor. Accordingly, the performance shown for Class B and Class E shares prior to that date is the performance of Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    Massachusetts Financial Services Company (the “Subadviser”) is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Portfolio Managers.    Nevin P. Chitkara and Steven R. Gorham, co-managers of the Portfolio, have been jointly and primarily responsible for the day-to-day management of the Portfolio since January 7, 2008. Mr. Gorham was a manager of the TST MFS Value Predecessor from 2002 to 2006 and continued as a manager of the MIST MFS Value Predecessor until 2008. Mr. Chitkara was a manager of the MIST MFS Value Predecessor from 2006 to 2008. The Portfolio’s performance history before April 28, 2008 is based on the performance records of those portfolios, as described above. For additional information, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Portfolio Managers” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MFS® Value Portfolio

3